Exhibit 10.12

                                    GUARANTY

      THIS GUARANTY (the "Agreement") dated this 21st day of May, 2004 is made by IPEC Holdings, Inc., a corporation organized under the laws of Nevada (the "Guarantor"), having an address of P.O. Box 5311, New Castle, Pennsylvania 16105, to and for the benefit of CRICIPECPA LP, a Delaware limited partnership, having an address of c/o CRIC Capital, LLC, One Exeter Plaza, 11th Floor, Boston, MA 02116, Attention: Chief Executive Officer (the "Lessor").

                                A G R E E M E N T

      WHEREAS, Intercontinental Plastics and Equipment Corp., a corporation organized under the laws of Pennsylvania (the "Lessee"), has requested that Lessor enter into a Lease Agreement (the "Lease") of even date herewith with respect to property located in New Castle, Pennsylvania (the "Premises");

      WHEREAS, to induce Lessor to enter into the Lease, Guarantor has agreed with Lessor to guaranty the Lease on the terms set forth herein;

      WHEREAS, Guarantor acknowledges that it has received and reviewed a copy of the Lease;

      WHEREAS, all capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

      NOW THEREFORE, in consideration of Lessor's entering into the Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

      1. Guaranty.

            (a) Guarantor hereby guarantees to Lessor, its successors and assigns, the full performance and observance of all the covenants, conditions and agreements in the Lease provided to be performed and observed by Lessee, its successors and assigns, for the entire term of the Lease, as it may be extended (the "Obligations"), and Guarantor expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall not be terminated, or in any way affected or impaired by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease, or by reason of the waiver by Lessor, or the failure of Lessor to enforce, any of the terms, covenants, or conditions of the Lease, by any modification or amendment to the Lease or the granting of any indulgence or extension to Lessee, all of which may be given or done without notice to Guarantor. This Guaranty is a guaranty of payment and performance and not of collection. This Guaranty shall extend to each and every payment to be made and other obligation or condition to be performed or observed under the Lease by the Lessee. Successive demands may be made upon, and successive actions for the enforcement of such demands may be brought against Guarantor upon successive defaults in the making of particular payments and the performance and observance of particular obligations or conditions under the Lease, and the enforcement of this Guaranty against Guarantor with respect to any particular payment or obligation or condition under the Lease shall not operate to exhaust this Guaranty or as a waiver of the right to proceed under this Guaranty with respect to any future default or defaults.

            (b) The Guarantor hereby guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Lease or any other agreement relating thereto, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lessor with respect thereto. The liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim or waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing irrespective of: (1) any lack of validity or enforceability of the Lease or any agreement or instrument relating thereto; (2) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Lease or any other agreement relating to any Obligations; (3) any increase in, addition to, exchange or release of, or non-perfection of any lien on or security interest in, any collateral, any release of any security deposit or reserve amount held under the Lease or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Obligations; (4) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Lessee in respect of the Obligations or the Guarantor in respect hereof; (5) the absence of any action of the part of the Lessor to obtain payment or performance of the Obligations from the Lessee; (6) any insolvency, bankruptcy, reorganization, recomposition or dissolution, or any like proceeding of the Lessor, the Lessee or the Guarantor, or any entity affiliated with any of them, including, without limitation, rejection of or limitation of the Lessee's liability for the Obligations in any such bankruptcy; or (7) the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against the Guarantor, the Lessor or the Lessee, whether hereunder, under any Obligations or any agreement or any indulgence, compromise or extension granted.

            (c) The Guarantor further agrees that, to the extent that the Lessee or Guarantor makes a payment or payments to the Lessor, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Lessee or the Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and shall continue in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

      2. Waivers. Guarantor hereby waives notice of non-payment of rent, additional rent or any other amounts to be paid by Lessee under the Lease, and waives notice of default or non-


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

performance of any of Lessee's other covenants, conditions and agreements contained in the Lease. Guarantor hereby waives notice of: (i) Lessor's acceptance of this Agreement; (ii) any grant to Lessor of a security interest, lien or encumbrance in or on any assets of Lessee; (iii) Lessor's release or waiver of this Agreement, or any obligation of Guarantor hereunder; (iv) Lessor's release or waiver of the Lease; (v) presentment, demand, notice of default, nonpayment, partial payment and protest and all other notices or formalities to which Guarantor may be entitled; (vi) all suretyship defenses of every kind and nature; (vii) extensions of time of payment under the Lease granted to Lessee; and (viii) acceptance from Lessee or Guarantor (or any other party) of any partial payment or payments under the Lease. Guarantor agrees that Lessor may have or at any time may take any or all of the foregoing actions in such manner, upon such terms and at such times as Lessor, in its sole discretion, deems advisable, without in any way impairing, affecting, reducing or releasing Guarantor from Guarantor's obligations under this Agreement and Guarantor hereby consents to each of the foregoing actions. Without limitation, Guarantor acknowledges that the Term of the Lease may be extended, the Lease may be assigned and subleases may be created thereunder, and no such extension, assignment or sublease shall in any way impair, affect, reduce or release Guarantor from Guarantor's obligations under this Agreement and Guarantor hereby consents to the foregoing actions.

            The Guarantor hereby waives any requirement that the Lessor protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any person or any collateral (including any rights relating to marshaling of assets).

            No waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and consented to by the Lessor, and then such a waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      3. Liability of Guarantor. Guarantor further agrees that its liability under this Agreement shall be primary and unconditional, shall not be subject to any offset, defense or counterclaim of Lessee, and that in any right of action which shall accrue to Lessor under the Lease, Lessor may, at its option, proceed against Guarantor without having commenced any action, or having obtained any judgment, against Lessee.

      4. No Release. No assignment or transfer of the Lease by Lessor or Lessee (with or without Lessor's consent), and no subletting of the Leased Premises (with or without Lessor's consent) shall operate to extinguish or diminish the liability of Guarantor under this Agreement.

      5. Payment of Costs. Guarantor further agrees to be responsible to Lessor for any expenses, including attorneys' fees, incurred by Lessor in enforcing any obligations of Guarantor under this Agreement.

      6. Payment on Demand. Guarantor agrees that all obligations of Guarantor hereunder shall be payable and performed on demand and any amount due and payable hereunder to the Lessor by Guarantor which is not paid within the grace period, if any, provided to Lessee in the Lease shall bear interest from the date due at a rate equal to the Overdue Rate, but in no event greater than the maximum rate not prohibited by applicable law.


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

      7. Financial Statements; Certificates. Guarantor will cause to be delivered to Lessor and Lender, for itself, each of the financial statements, notices and other information required to be delivered by Lessee pursuant to
Section 14 of the Lease, as if such statements, notices and other information were set out in full herein.

            In addition, Guarantor agrees upon prior written request to meet with Lessor during normal business hours at mutually convenient times, from time to time, to discuss such information about Guarantor's business and financial condition requested by Lessor.

      8. Bind and Inure. This Agreement shall be binding upon Guarantor, its successors and assigns (including, without limitation, any successors by merger), and shall inure to the benefit of and shall be enforceable by the Lessor, its successors and assigns under the Lease including, without limitation, the current Lessor's Mortgagee and its successors and assigns, and any future Lessor's Mortgagee, its successors and assigns ("Lender").

      9. Waiver of Subrogation. Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from any person or entity (including, without limitation, the Lessee) for any payments made by the Guarantor hereunder, and Guarantor hereby waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights or recovery which it may now have or hereafter acquire. Notwithstanding anything herein to the contrary, in no event shall Guarantor at any time have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from Lessor or its successors or assigns, or from the Lender, or any trustee or servicer therefor, or any successor, assign or affiliate of any of the foregoing, all of which Guarantor hereby waives and releases, absolutely and unconditionally.

      10. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given (i) if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, or (iii) by delivery to an independent, nationally or locally recognized, third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notices so mailed shall be effective on the earlier to occur of (a) receipt or (b) one business day after deposit with such delivery service, postage prepaid. Upon Lessor's instruction, Guarantor shall also provide all notices hereunder to Lender in the same manner, no such notice to Lessor being effective unless the same is so given to any such Lender. For purposes of notice, the addresses of the parties shall be as set forth in this Agreement; provided, however, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of ten (10) days' notice to the other party in the manner set forth herein.

      11. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.


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

      12. Representations and Warranties.

            Guarantor represents and warrants to Lessor, its successors and assigns, except as previously disclosed to Lessor in writing, that:

                  (i) As of the date hereof, Guarantor has a substantial economic interest in Lessee;

                  (ii) Guarantor is free from bankruptcy, reorganization or arrangement proceedings and has not made a general assignment for the benefit of creditors, and to the best of its knowledge and belief, no such proceedings or assignment is pending or threatened against it.

                  (iii) Since the effective date of the most recent financial statements of Guarantor delivered to Lessor, no material adverse change has occurred in the financial condition of Guarantor.

                  (iv) The execution and delivery of this Agreement by Guarantor has been in all respects authorized and approved by Guarantor, Guarantor has full power and authority to enter into this Agreement, and each party acting on its behalf in connection with the delivery of this Guaranty is duly authorized to execute and deliver this Guaranty and to execute and deliver each of the documents, certificates, affidavits and instruments to which it is a party in connection with the transaction described herein, and each such document, certificate, affidavit and instrument, including without limitation this Guaranty, is valid and binding against Guarantor, and enforceable in accordance with its terms.

      13. Entire Agreement: Amendments in Writing. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY GUARANTOR AND LESSOR.

      14. Waiver of Right to Trial by Jury. GUARANTOR AND LESSOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.


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

      IN WITNESS WHEREOF, Guarantor has executed this instrument under seal as of the day and year first set forth above.

Attest:                                 GUARANTOR

                                        IPEC HOLDINGS, INC.


By: Charles J. Long, Jr                 By: Joseph Giordano, Jr
    Name: Charles J. Long, Jr           Name: Joseph Giordano, Jr
    Title: Secretary                    Title: President
    (Attach Corporate Seal)             Hereunto duly authorized


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